SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 26, 2000
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                                 MGI PROPERTIES
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             (Exact name of registrant as specified in its charter)


    Massachusetts                   1-6833           04-6268740
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


           50 Congress Street, Suite 222, Boston, Massachusetts 02109
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (617) 248-2300
                                                    ---------------------------



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Item 5.  Other Events.

                  On June 26, 2000, MGI Properties (NYSE: MGI) (the "Trust") announced that the previously announced agreement to sell two of its three remaining properties has been terminated and that the Trust has entered into an agreement to sell another property. For additional information, reference is made to the news release which is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

         (c) Exhibits

         Exhibit No.       Exhibit

           99.1            Press Release dated June 26, 2000.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MGI PROPERTIES
                                           (Registrant)



Dated: June 27, 2000                    By:/s/ Phillip C. Vitali
                                           -------------------------------------
                                           Name:  Phillip C. Vitali
                                           Title: Executive Vice President
                                                    and Treasurer
                                                  (Principal Financial and
                                                  Accounting Officer)




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


                                  EXHIBIT INDEX


99.1              Press Release dated June 26, 2000.